SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2006

LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or Other jurisdiction of Incorporation)	002-90139 (Commission File Number)	94-0905160 (I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Special Award to Chief Financial Officer
Under a letter dated December 18, 2006, we confirmed to Hans Ploos van Amstel, our senior vice president and chief financial officer, a special award of $600,000. A copy of the letter is attached as Exhibit 99.1 hereto.
ITEM 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Letter of December 18, 2006 to Hans Ploos van Amstel.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.
DATE: December 22, 2006	By:	/s/ Heidi L. Manes
		Name:	Heidi L. Manes
		Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter of December 18, 2006 to Hans Ploos van Amstel.